Exhibit 2.01


                 AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

         THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of September 25, 2006, by and among FMFG
OWNERSHIP, INC., a Delaware corporation ("Parent"), FMFG ACQUISITIONCO, INC., a New Jersey corporation and wholly-owned subsidiary of Parent ("Merger Sub") and FIRST MONTAUK FINANCIAL CORPORATION, a New Jersey corporation (the "Company").

         WHEREAS, Parent , Merger Sub and the Company are parties to that certain Agreement and Plan of Merger, dated as of May 5, 2006 (the "Merger Agreement");

         WHEREAS, pursuant to Section 10.11 of the Merger Agreement, the parties desire to amend the Merger Agreement as provided in this Amendment; and

         WHEREAS, the respective Boards of Directors of Parent, Merger Sub and the Company have approved this Amendment and the other transactions contemplated hereby; and

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

         Section 1. Amendment to Section 8.01. Termination or Abandonment.
Section 8.01(b)(i) of the Merger Agreement is hereby amended by deleting "October 31, 2006" and replacing it with "December 31, 2006".

         Section 2. General Provisions.

                    (a) Modification; Full Force and Effect. Except as expressly modified and superseded by this Amendment, the terms, representations, warranties, covenants and other provisions of the Merger Agreement are and shall continue to be in full force and effect in accordance with their respective terms.

                    (b) References to the Merger Agreement. After the date hereof, all references to "this Agreement," "the transactions contemplated by this Agreement," "the Merger Agreement" and phrases of similar import, shall refer to the Merger Agreement as amended by this Amendment (it being understood that all references to the date hereof or the date of this Agreement shall continue to refer to May 5, 2006).

                    (c) Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                          FIRST MONTAUK FINANCIAL
                                          CORP., as the Company


                                          By:  /s/ Victor K. Kurylak
                                             ----------------------------------
                                                 Victor K. Kurylak
                                                 President and Chief Executive
                                                 Officer


                                          FMFG OWNERSHIP, INC., as Parent


                                          By:  /s/ Edward H. Okun
                                             ----------------------------------
                                                 Edward H. Okun
                                                 President and Chief Executive
                                                 Officer


                                          FMFG ACQUISITIONCO, INC., as
                                          Merger Sub


                                          By:  /s/ Edward H. Okun
                                             ----------------------------------
                                                 Edward H. Okun
                                                 President and Chief Executive
                                                 Officer